EXHIBIT (j)

                  Other Material Contracts: Powers of Attorney.

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Kim M. Robak,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
           OVERTURE Life SPVUL ...............................SEC File No. 333-142485
           UNIVAR.............................................SEC File No. 333-142484
           OVERTURE APPLAUSE!.................................SEC File No. 333-142486
           OVERTURE APPLAUSE! II..............................SEC File No. 333-142487
           OVERTURE ENCORE!...................................SEC File No. 333-142488
           OVERTURE BRAVO!....................................SEC File No. 333-142489
           Corporate Benefit VUL..............................SEC File No. 333-142491
           OVERTURE OVATION!..................................SEC File No. 333-142494
           OVERTURE VIVA!.....................................SEC File No. 333-142490
           Protector hVUL.....................................SEC File No. 333-142497
           Excel Performance VUL..............................SEC File No. 333-151913
AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
           OVERTURE Annuity...................................SEC File No. 333-142500
           OVERTURE Annuity II................................SEC File No. 333-142501
           OVERTURE Annuity III...............................SEC File No. 333-142502
           OVERTURE Annuity III-Plus..........................SEC File No. 333-142499
           OVERTURE ACCLAIM! .................................SEC File No. 333-142503
           OVERTURE ACCENT! ..................................SEC File No. 333-142504
           OVERTURE MEDLEY! ..................................SEC File No. 333-142483
AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
           Allocator 2000 ....................................SEC File No. 333-142495
           Regent 2000 .......................................SEC File No. 333-142496
           Executive Select ..................................SEC File No. 333-142498
AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
           Allocator 2000 Annuity ............................SEC File No. 333-142493
           Designer Annuity ..................................SEC File No. 333-142492
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
           Low Load Variable Universal Life ..................SEC File No. 033-86500
           Low-Load Survivorship Variable Universal Life .....SEC File No. 333-76359
           Adviser VUL........................................SEC File No. 333-151912
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
           No Load Variable Annuity (Policy 4080) ............SEC File No. 333-05529
           No Load Variable Annuity (Policy 6150) ............SEC File No. 333-120972
           Advisor Select No Load Variable Annuity............SEC File No. 333-122109

This Power of Attorney is effective June 15, 2009 and remains in effect until revoked or revised.

                           Signed:                /s/ Kim M. Robak
                                    --------------------------------------------
                                                   Kim M. Robak
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Paul C. Schorr IV,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
           OVERTURE Life SPVUL ...............................SEC File No. 333-142485
           UNIVAR.............................................SEC File No. 333-142484
           OVERTURE APPLAUSE!.................................SEC File No. 333-142486
           OVERTURE APPLAUSE! II..............................SEC File No. 333-142487
           OVERTURE ENCORE!...................................SEC File No. 333-142488
           OVERTURE BRAVO!....................................SEC File No. 333-142489
           Corporate Benefit VUL..............................SEC File No. 333-142491
           OVERTURE OVATION!..................................SEC File No. 333-142494
           OVERTURE VIVA!.....................................SEC File No. 333-142490
           Protector hVUL.....................................SEC File No. 333-142497
           Excel Performance VUL..............................SEC File No. 333-151913
AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
           OVERTURE Annuity...................................SEC File No. 333-142500
           OVERTURE Annuity II................................SEC File No. 333-142501
           OVERTURE Annuity III...............................SEC File No. 333-142502
           OVERTURE Annuity III-Plus..........................SEC File No. 333-142499
           OVERTURE ACCLAIM! .................................SEC File No. 333-142503
           OVERTURE ACCENT! ..................................SEC File No. 333-142504
           OVERTURE MEDLEY! ..................................SEC File No. 333-142483
AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
           Allocator 2000 ....................................SEC File No. 333-142495
           Regent 2000 .......................................SEC File No. 333-142496
           Executive Select ..................................SEC File No. 333-142498
AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
           Allocator 2000 Annuity ............................SEC File No. 333-142493
           Designer Annuity ..................................SEC File No. 333-142492
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
           Low Load Variable Universal Life ..................SEC File No. 033-86500
           Low-Load Survivorship Variable Universal Life .....SEC File No. 333-76359
           Adviser VUL........................................SEC File No. 333-151912
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
           No Load Variable Annuity (Policy 4080) ............SEC File No. 333-05529
           No Load Variable Annuity (Policy 6150) ............SEC File No. 333-120972
           Advisor Select No Load Variable Annuity............SEC File No. 333-122109

This Power of Attorney is effective June 15, 2009 and remains in effect until revoked or revised.

                           Signed:              /s/ Paul C. Schorr IV
                                    ----------------------------------------
                                                 Paul C. Schorr IV
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Steven J. Valerius,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
           OVERTURE Life SPVUL ...............................SEC File No. 333-142485
           UNIVAR.............................................SEC File No. 333-142484
           OVERTURE APPLAUSE!.................................SEC File No. 333-142486
           OVERTURE APPLAUSE! II..............................SEC File No. 333-142487
           OVERTURE ENCORE!...................................SEC File No. 333-142488
           OVERTURE BRAVO!....................................SEC File No. 333-142489
           Corporate Benefit VUL..............................SEC File No. 333-142491
           OVERTURE OVATION!..................................SEC File No. 333-142494
           OVERTURE VIVA!.....................................SEC File No. 333-142490
           Protector hVUL.....................................SEC File No. 333-142497
           Excel Performance VUL..............................SEC File No. 333-151913
AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
           OVERTURE Annuity...................................SEC File No. 333-142500
           OVERTURE Annuity II................................SEC File No. 333-142501
           OVERTURE Annuity III...............................SEC File No. 333-142502
           OVERTURE Annuity III-Plus..........................SEC File No. 333-142499
           OVERTURE ACCLAIM! .................................SEC File No. 333-142503
           OVERTURE ACCENT! ..................................SEC File No. 333-142504
           OVERTURE MEDLEY! ..................................SEC File No. 333-142483
AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
           Allocator 2000 ....................................SEC File No. 333-142495
           Regent 2000 .......................................SEC File No. 333-142496
           Executive Select ..................................SEC File No. 333-142498
AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
           Allocator 2000 Annuity ............................SEC File No. 333-142493
           Designer Annuity ..................................SEC File No. 333-142492
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
           Low Load Variable Universal Life ..................SEC File No. 033-86500
           Low-Load Survivorship Variable Universal Life .....SEC File No. 333-76359
           Adviser VUL........................................SEC File No. 333-151912
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
           No Load Variable Annuity (Policy 4080) ............SEC File No. 333-05529
           No Load Variable Annuity (Policy 6150) ............SEC File No. 333-120972
           Advisor Select No Load Variable Annuity............SEC File No. 333-122109

This Power of Attorney is effective June 15, 2009 and remains in effect until revoked or revised.

                           Signed:             /s/ Steven J. Valerius
                                    --------------------------------------------
                                                Steven J. Valerius
                                          President, Individual Division